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                                                                    Exhibit 10.1

           FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY AGREEMENT (this "Amendment") is made as of the 11/th/ day of September, 2002 by and among URBAN OUTFITTERS, INC., a Pennsylvania corporation ("Urban"), the Subsidiaries party to the Credit Agreement referenced below, the Guarantors party to the Guaranty Agreement referenced below, the Lenders who are or may become party to the Credit Agreement, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as Administrative Agent (the "Bank").

                                    RECITALS:

     Urban, the Subsidiaries listed on Schedule 1 thereto, the Lenders referred to therein, and the Bank (as Administrative Agent) entered into a certain Credit Agreement dated the 12/th/ day of September, 2001 (the "Credit Agreement"). Anthropologie, Inc., Urban Outfitters Wholesale, Inc., Urban Outfitters Direct LLC, Anthropologie Direct LLC, U.O.D., Inc., U.O.D. Secondary, Inc. and UOGC (collectively, the "Original Guarantors") executed a Guaranty Agreement dated September 12, 2001 (the "Guaranty") in favor of the Bank (as Administrative Agent) and the Lenders. Urban Outfitters West LLC ("West LLC") joined the Guaranty by a Supplement dated as of October 1, 2001, and Free People LLC "Free People") joined the Guaranty by a Supplement dated as of May 21, 2002 (West LLC and Free People are to be referred to collectively as the "Additional Guarantors", and the Original Guarantors together with the Additional Guarantors shall be referred to collectively as the "Guarantors"). Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

     The Borrowers and the Bank wish to amend the Credit Agreement in certain respects, and the Guarantors and the Bank wish to amend the Guaranty Agreement, as hereinafter provided.

     NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank, intending to be legally bound hereby, agree as follows:

SECTION 1. Recitals. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.1 Amendments to Definitions. The definitions set forth in Section 1.1 of the Credit Agreement are hereby amended by:

  (a) amending and restating in their entirety as set forth below the following defined terms:

     "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Amendment Effective Date, the Aggregate Commitment shall be Thirty Million Dollars ($30,000,000).

     "L/C Commitment" means (a) in the case of documentary Letters of Credit, the Aggregate Commitment, and (b) in the case of standby Letters of Credit, the lesser of (i) the Aggregate Commitment and (ii) Five Hundred Thousand Dollars ($500,000).

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  (b) adding the following definition to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

          "Amendment Effective Date" means the date of effectiveness of the First Amendment to Credit Agreement, as defined in Section 4 of the First Amendment.

SECTION 2.2 Amendment to Section 2.4. The reference in the last sentence of
Section 2.4 of the Credit Agreement to "the Closing Date" shall be deleted and replaced by a reference to "the Amendment Effective Date."

SECTION 2.3 Amendment to Section 2.6. The reference to September 11, 2002 contained in Section 2.6(a) of the Credit Agreement shall be deleted and replaced by a reference to September 10, 2003.

SECTION 2.4 Amendment to Section 6.1. Sections 6.1(o) and 6.1(p) of the Credit Agreement are amended by changing the date specified therein from "January 31, 2001" to "January 31, 2002."

SECTION 2.5 Amendment to Section 10.13. Section 10.13 of the Credit Agreement is deleted in its entirety and replaced with the following:

            Section 10.13. Capital Expenditures. Make Capital Expenditure Payments exceeding $50,000,000 in the aggregate in the Fiscal Year ending January 31, 2004.

SECTION 2.6 Amendment to Section 13.1. The contact information for notices to First Union contained in Section 13.1 of the Credit Agreement is hereby modified so that all notices under that Section shall be sent to Wachovia at: Wachovia Securities, Inc., 1339 Chestnut Street, PA 4830, Philadelphia, PA 19107,
Attention: Susan Vitale, Vice President, Telephone No.: (267)321-6712, Telecopy
No.: (267) 321-6700, with copies to: Wachovia Securities, Inc., 1339 Chestnut Street, PA 4830, Philadelphia, PA 19107, Attention: Tom Harper, Director, Telephone No.: (267)321-6616, Telecopy No.: (267) 321-6700. The contact information for Pepper, Hamilton shall remain the same.

SECTION 2.7 Replacement of Schedules 2 and 3. Schedules 2 and 3 to the Credit Agreement are hereby replaced with the new Schedule 2 and Schedule 3 attached hereto and made a part hereof.

SECTION 3. Amendment to the Guaranty. The Guaranty is hereby amended as set forth in this Section 3.

SECTION 3.1 Amendment to the "WHEREAS" Clauses. The references in each of the second and third "Whereas" clauses of the Guaranty to "Twenty-Five Million Dollars ($25,000,000)" are hereby deleted, and replaced by a reference to "Thirty Million Dollars ($30,000,000)."

SECTION 3.2. Amendment to Section 13. The contact information for notices to the Administrative Agent contained in Section 13 of the Guaranty is hereby modified so that all notices under that Section shall be sent to Wachovia at: Wachovia Securities, Inc., 1339 Chestnut Street, PA 4830, Philadelphia, PA 19107,
Attention: Susan Vitale, Vice President, Telephone No.: (267)321-6712, Telecopy
No.: (267) 321-6700, with copies to: Wachovia Securities, Inc., 1339 Chestnut Street, PA 4830, Philadelphia, PA 19107, Attention: Tom Harper, Director, Telephone No.: (267)321-6616, Telecopy No.: (267) 321-6700. The contact information for Pepper, Hamilton shall remain the same.

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SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to the satisfaction of the following conditions (the "Amendment Effective Date"):

      (a) the Bank shall have received (i) from each of the Borrowers and each of the Guarantors a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Bank) that such party has signed a counterpart hereof; (ii) from each of the Borrowers, a duly executed counterpart of the Note in the amount of the Aggregate Commitment, which Note shall replace and supercede any prior Notes; and (iii) from each of the Additional Guarantors, a duly executed supplement to the existing Guaranty Agreement, in form and substance acceptable to the Bank, each dated as of the date on which such Additional Guarantor was created or acquired by any of the Borrowers, together with a favorable legal opinion for each Additional Guarantor addressed to the Bank as the Administrative Agent, and the Lenders, in form and substance satisfactory to the Bank;

      (b) the Bank shall have received a certificate signed by a Responsible Officer of Urban, dated the Amendment Effective Date, stating that:

          (i) no Default or Event of Default exists; and

          (ii) the representations and warranties of each of the Borrowers contained in the Credit Agreement are true and correct on and as of such date, as though made on and as of such date;

      (c) the Bank shall have received all documents it may reasonably request relating the existence of each Borrower and Guarantor (including the Additional Guarantors), the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Bank, including, without limitation, resolutions duly adopted by the board of directors of each Borrower and Guarantor (including the Additional Guarantors) authorizing the borrowings contemplated hereunder (and the obligations of the Guarantors (including the Additional Guarantors) pursuant to the Guaranty Agreement with respect thereto) and the execution, delivery and performance of this Amendment; and

      (d) The Bank shall have received payment of the $25,000 Administration Fee due and owing pursuant to Section 4.3(b) of the Credit Agreement.

SECTION 5. No Other Amendment. Except for the amendments set forth above, the text of the Credit Agreement and each of the other Loan Documents, including, without limitation, the Guaranty Agreement, shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Borrowers promise and agree to perform all of the requirements, conditions, agreement and obligations under the terms of the Credit Agreement, as hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrowers hereby expressly agree that the Credit Agreement, as amended, and each of the other Loan Documents, is in full force and effect. In addition,

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the consent letter dated January 31, 2002 by and between Urban (for itself and each of the Borrowers) and the Bank shall remain in full force and effect.

SECTION 6. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Bank as follows:

      (a) No Default, or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Bank on the date hereof;

      (b) The representations and warranties of the Borrowers set forth in
          Section 6.1 of the Credit Agreement (as amended hereby) shall be true on and as of the Amendment Effective Date.

      (c) Each of the Borrowers has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

      (d) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each Borrower and constitutes a legal, valid and binding obligation of each of the Borrowers, enforceable against each of the Borrowers in accordance with its terms, provided that such enforceability is subject to general principles of equity.

      (e) The execution and delivery of this Amendment and the performance hereunder by each of the Borrowers does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over any Borrower, nor be in contravention of or in conflict with the certificate of incorporation or bylaws of any Borrower, or the provision of any statute, or any judgement, order, indenture, instrument, agreement or undertaking, to which any Borrower is party or by which the assets or properties of any Borrower are or may become bound.

SECTION 7. Counterparts. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to the conflicts or choice of law principles thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                            Borrowers:

[CORPORATE SEAL]                            URBAN OUTFITTERS, INC.,
                                            as a Borrower

                                            By: /S/ Richard A. Hayne
                                                --------------------
                                                Name: Richard A. Hayne
                                                Title: President

[CORPORATE SEAL]                            UO FENWICK, INC.,
                                            as a Borrower

                                            By: /S/ Kenneth J. Kubacki
                                                ----------------------
                                                Name: Kenneth J. Kubacki
                                                Title: President

[CORPORATE SEAL]                            INTER-URBAN, INC.,
                                            as a Borrower

                                            By: /S/ Kenneth J. Kubacki
                                                ----------------------
                                                Name: Kenneth J. Kubacki
                                                Title: President

[CORPORATE SEAL]                            URBAN OUTFITTERS (DELAWARE), INC.,
                                            as a Borrower

                                            By: /S/ Kenneth R. Bull
                                                -------------------
                                                Name: Kenneth R. Bull
                                                Title: Treasurer

[CORPORATE SEAL]                            ANTHROPOLOGIE (DELAWARE), INC.,
                                            as a Borrower

                                            By: /S/ Kenneth R. Bull
                                                -------------------
                                                Name: Kenneth R. Bull
                                                Title: Treasurer

[CORPORATE SEAL]                            URBAN OUTFITTERS UK LIMITED,
                                            as a Borrower

                                            By: /S/ Richard A. Hayne
                                                --------------------
                                                Name: Richard A. Hayne
                                                Title:  Director

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[CORPORATE SEAL]                         URBAN OUTFITTERS UK LIMITED,
                                         as a Borrower

                                         By: /S/ Stephen A. Feldman
                                             ----------------------
                                             Name:  Stephen A. Feldman
                                             Title: Director

[CORPORATE SEAL]                         URBAN OUTFITTERS IRELAND LIMITED,
                                         as a Borrower

                                         By: /S/ Stephen A. Feldman
                                             ----------------------
                                             Name:  Stephen A. Feldman
                                             Title: Director

[CORPORATE SEAL]                         URBAN OUTFITTERS IRELAND LIMITED,
                                         as a Borrower

                                         By: /S/ Glen A. Bodzy
                                             -----------------
                                             Name:  Glen A. Bodzy
                                             Title: Director


                                                  Lenders:

                                         WACHOVIA BANK, NATIONAL ASSOCIATION

                                         as a Lender and as Administrative Agent


                                         By: /S/ Susan T. Vitale
                                             -------------------
                                             Name:  Susan T. Vitale
                                             Title: Vice President

ACKNOWLEDGED AND AGREED BY GUARANTORS:


ANTHROPOLOGIE, INC.                             [CORPORATE SEAL]

By: /S/ Glen T. Senk
    ----------------
    Name: Glen T. Senk

                                       6


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     Title: President

URBAN OUTFITTERS WHOLESALE, INC.                       [CORPORATE SEAL]

By: /S/ Kenneth R. Bull
    -------------------
    Name:  Kenneth R. Bull
    Title: Treasurer

URBAN OUTFITTERS DIRECT, LLC                           [CORPORATE SEAL]

By: /S/ Stephen A. Feldman
    ----------------------
    Name:  Stephen A. Feldman
    Title: Chief Financial Officer

ANTHROPOLOGIE DIRECT, LLC                              [CORPORATE SEAL]

By: /S/ Stephen A. Feldman
    ----------------------
    Name:  Stephen A. Feldman
    Title: Chief Financial Officer

U.O.D., INC.                                           [CORPORATE SEAL]

By: /S/ Kenneth J. Kubacki
    ----------------------
    Name:  Kenneth J. Kubacki
    Title: President

U.O.D. SECONDARY, INC.                                 [CORPORATE SEAL]

By: /S/ Kenneth J. Kubacki
    ----------------------
    Name:  Kenneth J. Kubacki
    Title: President

UOGC, INC.                                             [CORPORATE SEAL]

By: /S/ Stephen A. Feldman
    ----------------------
    Name:  Stephen A. Feldman
    Title: Chief Financial Officer

URBAN OUTFITTERS WEST LLC                              [CORPORATE SEAL]

By: /S/ Stephen A. Feldman
    ----------------------
    Name:  Stephen A. Feldman
    Title: Chief Financial Officer

FREE PEOPLE LLC                                        [CORPORATE SEAL]

By: /S/ Kenneth R. Bull
    -------------------

                                        7

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      Name:  Kenneth R. Bull
      Title: Treasurer

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                                   Schedule 2
                             Lenders and Commitments

Lender                                                             Commitment

Wachovia Bank, National Association                               $30,000,000
1339 Chestnut Street, PA 4830
Philadelphia, PA  19107-7619
Attention:  Susan Vitale, Vice President
Telephone No.: (267)321-6712
Telecopy No.:  (267) 321-6700

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                                   Schedule 3
                                   Guarantors

Anthropologie, Inc., a Pennsylvania corporation

Urban Outfitters Wholesale, Inc., a Pennsylvania corporation

Urban Outfitters Direct, LLC, a Pennsylvania limited liability company

Anthropologie Direct, LLC, a Pennsylvania limited liability company

U.O.D., Inc., a Delaware corporation

U.O.D. Secondary, Inc., a Delaware corporation

UOGC, Inc., a Florida corporation

Urban Outfitters West LLC, a Californialimited liability company

Free People LLC, a Delawarelimited liability company

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